CUSIP No.	83066R107	13G	Page	15	of	17
Exhibit 1
GROUP MEMBERS
Onex Corporation
Onex Partners LP
Onex US Principals LP
Skilled Executive Investco LLC
Onex Skilled Holdings Limited
Gerald W. Schwartz